BUSINESS COMBINATION, SIGNIFICANT TRANSACTION AND SALE OF BUSINESS (Details 1) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Total revenues	$ 793,124	$ 813,977
Net income attributable to Formula Shareholders	$ 82,033	$ 20,027
Earnings per share
Basic	$ 5.89	$ 1.46
Diluted	$ 5.67	$ 1.38